UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2018

My Cloudz, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55852

(Commission File Number)

36-4797193

(IRS Employer Identification No.)

1119 West 1st Ave., Ste. G

Spokane, Washington 99021

(Address of principal executive offices)(Zip Code)

(800) 570-0438

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On January 12, 2018, My Cloudz, Inc., a Nevada corporation (the “Company”), notified PLS CPA, a Professional Corp. (“PLS”), that the Company had dismissed PLS as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of PLS regarding the Company’s financial statements as of August 31, 2017 and 2016 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of PLS, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended August 31, 2017 and 2016, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PLS, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended August 31, 2017 and 2016. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PLS a copy of the above disclosures and requested PLS to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. PLS’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 12, 2018, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Fruci & Associates II, PLLC (“Fruci & Associates”), the Company’s new independent registered public accountants, which appointment Fruci & Associates has accepted with the dismissal of PLS.

During the two most recent fiscal years and the interim period preceding the engagement of Fruci & Associates, the Company has not consulted with Fruci & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Fruci & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with PLS and therefore did not discuss any past disagreements with Fruci & Associates.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from PLS CPA, a Professional Corp., dated January 19, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My Cloudz, Inc.

Date: January 19, 2018	By:	/s/ Timothy Orr
	Name:	Timothy Orr
	Title:	President (principal executive officer, principal accounting officer and principal financial officer)

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